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                                                                   EXHIBIT 10.12

                       FOUNDER'S SUBSCRIPTION AGREEMENT


     THIS FOUNDER'S SUBSCRIPTION AGREEMENT ("AGREEMENT") is by and between RSA
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Data Security, Inc. (the "PURCHASER") and Digital Certificates International,
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Inc., a Delaware corporation (the "COMPANY"), and is dated as of April 18, 1995.
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                               A G R E E M E N T

     1.   SALE OF STOCK.  Purchaser agrees on the date hereof to purchase four
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million (4,000,000) shares of the Company's Common Stock (the "STOCK") in
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exchange for the transfer by Purchaser to the Company of all of Purchaser's right, title and interest in and to that certain certification services business described on Exhibit A and incorporated herein by this reference. Such transfer shall be accomplished by an assignment in the form of Exhibit B hereto.

     The Company shall deliver a certificate representing the Stock to the Purchaser as soon as is practicable after the date of this Agreement.

     2.   REPRESENTATIONS OF THE PURCHASER.  Because of the exemptions from the
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registration requirements of the federal Securities Act of 1933 (the "ACT") and
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from the qualification requirements of the California Corporate Securities Law of 1968 (the "LAW") relied upon by the Company in making the sale of the Stock
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to Purchaser, Purchaser hereby warrants that Purchaser:

          2.1 Is aware that the Stock is highly speculative and that there can be no assurance as to what return, if any, there may be.

          2.2 Is aware of the Company's business affairs and financial condition; has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Stock; has received, read and understood the Company's Strategic Business Plan dated September 1994 and the documents referenced therein; and has received an opportunity to ask questions in relation to the Company's business, legal and financial affairs and to obtain all additional information which Purchaser or his or her purchaser representative or professional adviser requested.

          2.3  Is purchasing the Stock for investment for the Purchaser's own
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account only and not with a view to, or for resale in connection with, any
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"distribution" thereof within the meaning of the Act or the Law.
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RSA Data Security, Inc.
Founder's Subscription Agreement
Page 2

          2.4 Understands that the Stock has not been registered under the Act or qualified under the Law by reason of specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of the Purchaser's investment intent as expressed herein. In this connection, the Purchaser understands that, in the view of the Securities and Exchange Commission (the "COMMISSION"), the statutory basis for such exemption from the
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Act may not be available if the Purchaser's representations mean that the
Purchaser's present intention is to hold the Stock for a minimum capital gains period under the tax statutes, for a deferred sale, for a market rise, for a sale if the market does not rise, or for a year or any other fixed period in the future.

          2.5 Further understands that the Stock must be held indefinitely unless it is subsequently registered under the Act and qualified under the Law or an exemption from such registration and such qualification is available.

          2.6 Is aware of Rule 144 promulgated under the Act which permits limited public resale of stock acquired in a non-public offering, subject to the satisfaction of certain conditions, including, among other things, the availability of certain current public information about the Company, the passage of not less than two years after the holder has purchased and completed payment for the stock to be sold, effectuation of the sale on the public market through a broker in an unsolicited "broker's transaction" or to "market maker", and, under certain circumstances, compliance with specified limitations on the amount of securities to be sold (generally, one percent (1%) of the total amount of common stock outstanding) during any three-month period; provided, however, that such conditions need not be met by a person who is not an affiliate of the Company at the time of sale and has not been an affiliate for the preceding three (3) months, if the securities have been beneficially owned by such person for at least three (3) years prior to their sale. The Purchaser understands that the Company's Common Stock may not be publicly traded or the Company may not be satisfying the current public information requirements of Rule 144 at the time the Purchaser wishes to sell the Stock; and thus, the Purchaser may be precluded from selling the Stock under Rule 144 even though the two-year minimum holding period may have been satisfied. In addition, the Purchaser is aware that Rule 144 does not affect the Purchaser's obligations under the Law and, notwithstanding the availability of Rule 144, the Stock may not be sold unless it is qualified under the Law or an exemption from such qualification is available.
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RSA Data Security, Inc.
Founder's Subscription Agreement
Page 3

          2.7 Further understands that in the event the requirements of Rule 144 are not met, registration under the Act, compliance with Regulation A or some other registration exemption will be required for any disposition of the Stock; and that, although Rule 144 is not exclusive, the Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and other than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales and that such persons and the brokers who participate in such transactions do so at their own risk.

          2.8 Has either (i) a preexisting business or personal relationship with the Company or its directors or officers or (ii) by reason of Purchaser's business or financial experience, the capacity to protect Purchaser's own interest in connection with the transaction contemplated by this Agreement.

          2.9 Is (i) experienced in investing in companies recently organized and in the development state, (ii) able to fend for itself in connection with this investment and (iii) able to bear the economic risk of this investment.

     3.   SECURITIES LEGENDS.  The certificate evidencing the Stock will be
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imprinted with legends as follows:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR THE PURCHASER'S OWN ACCOUNT AND NOT WITH A VIEW TO, OR FOR RESALE IN CONNECTION WITH, ANY DISTRIBUTION THEREOF. NO SALE OR OTHER DISPOSITION OF SUCH SECURITIES MAY BE EFFECTED WITHOUT THE (1) REGISTRATION OF SUCH SALE OR DISPOSITION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND (2) QUALIFICATION OF SUCH SALE OR DISPOSITION UNDER THE CALIFORNIA CORPORATE SECURITIES LAW OF 1968, AS AMENDED, OR AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED."

     4.   AGREEMENT TO LOCK-UP IN THE EVENT OF A PUBLIC OFFERING.  The Purchaser
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hereby agrees that for a period of not less than 90 days and up to a maximum of
180 days following the effective date of the first registration statement of the Company covering Common Stock (or other securities) to be sold on its behalf in an underwritten public offering, he shall not, to the extent requested by the Company and any underwriter, sell or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any Common Stock included in
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RSA Data Security, Inc.
Founder's Subscription Agreement
Page 4

such registration; provided, however, that all officers and directors of the Company who hold securities of the Company or options to acquire securities of the Company enter into similar agreements.

     In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Common Stock held by the Purchaser (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

     5.   MISCELLANEOUS.
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          5.1  NOTICES.  Any notice required or permitted hereunder shall be
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deemed effectively given upon personal delivery or delivery by express courier, or four days after deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to the other party hereto at its address hereinafter shown below its signature or at such other address as such party may designate by ten days' advance written notice to the other party hereto.

          5.2  GOVERNING LAW.  This Agreement shall be governed by and
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construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

          5.3  BILLING UPON SUCCESSORS AND ASSIGNS.  The terms and conditions of
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this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto or their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in t his Agreement.

          5.4  SEVERABILITY.  If any provision of this Agreement, or the
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application thereof, shall for any reason and to any extent be invalid or unenforceable, the remainder of this Agreement and application of such provision to other persons or circumstances shall be interpreted so as best to reasonably effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision which will achieve to the extent possible, the economic, business and other purposes of the void or unenforceable provision.

          5.5  ENTIRE AGREEMENT.  This Agreement, the exhibits hereto, the
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documents referenced herein and the exhibits thereto,
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RSA Data Security, Inc.
Founder's Subscription Agreement
Page 5

constitute the understanding and agreement of the parties hereto with respect to the subject matter hereof and thereof and supersede all prior and contemporaneous agreements or understandings, inducements, or conditions, express or implied, written or oral, between the parties with respect hereto and thereto. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof.

          5.6  FURTHER ASSURANCES.  Each party agrees to cooperate fully with
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the other parties and to execute such further instruments, documents and agreements and to give such further written assurances as may be reasonably requested by any other party to better evidence and reflect the transactions described herein and contemplated hereby, and to carry into effect the intents and purposes of this Agreement.

          5.7  COUNTERPARTS.  This Agreement may be executed in any number of
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counterparts, each of which shall be an original as against any party whose signature appears thereon, and all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day first hereinabove written.


                                     PURCHASER:

                                     RSA DATA SECURITY, INC.


                                     By: /s/ D. James Bidzos
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                                         D. James Bidzos
                                         President

                                     DIGITAL CERTIFICATES INTERNATIONAL, INC.


                                     By: /s/ David Cowan
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                                         David Cowan
                                         Chairman of the Board